19 April 2024
From: Coöperatieve Rabobank U.A.
as Facility Agent ("Rabobank") Croeselaan 18
3521 CB Utrecht The Netherlands

Nieuw Amsterdam Receivables Corporation B.V. as Lender ("Nieuw Amsterdam") Basisweg 101043 AP Amsterdam
The Netherlands

To:    Greif, Inc. (the "Performance Indemnity Provider") 425 Winter Road
Delaware Ohio 43015
United States of America

Greif Services Belgium BV (the "Originator's Agent" and "Greif CC") Beukenlei 24
2960 Brecht Belgium

Cooperage Receivables Finance B.V. (the "Main SPV") Naritaweg 165, Telestone 8
1043 BW Amsterdam The Netherlands
Ladies and Gentlemen:
This letter is the extension letter (the "Extension Letter") in connection with the extension (the "Extension") of the EUR 100,000,000 trade receivables securitisation facility (the "Facility") as documented in the Transaction Documents (as defined in the Master Definitions Agreement dated 27 April 2012 and as amended and restated on 17 April 2020 (and as the same may be amended, varied or supplemented from time to time) between, inter alios, the parties to this Extension Letter (the "Master Definitions Agreement")). This Extension Letter amends the Facility Maturity Date as set out in the Master Definitions Agreement.
Capitalised terms in this Extension Letter shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions Agreement.

I.FACILITY MATURITY DATE
With effect from 23 April 2024, the Originator's Agent, the Performance Indemnity Provider, the Lender and the Facility Agent agree to extend the Facility Maturity Date to 22 April 2025.
II.MISCELLANEOUS
This Extension Letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement.
Any provisions of this Extension Letter may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto
Each of the parties agree that this Extension Letter may be signed with an electronic signature (including, but not limited to, by using any level/authentication of "DocuSign" or "Adobe Sign" or using a mouse draw signature) and that such electronic signature once provided will have the same legal effects as a written ('wet-ink') signature.
This Extension Letter and the rights and obligations of the parties hereto and any non- contractual obligations arising out of or in connection with this Extension Letter shall be governed by and construed in accordance with Netherlands law.

COÖPERATIEVE RABOBANK U.A. As Facility Agent

/s/ SLUIS VAN DER, JJ (JOP)	/s/ GUAITOLI, D (DANILO)
By: Sluis van der, JJ (Jop)	By: Guaitoli, D (Danilo)
Title: Managing Director	Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Lender
On behalf of Intertrust Management B.V.

/s/ DIEDERICK SLOTBOOM	/s/ EDWIN VAN ANKEREN
By: Diederick Slotboom	By: Edwin van Ankeren
Title: Proxyholder	Title: Director

Signed for agreement:
COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

/s/ EYAL ELMALIAH	/s/ BART WALSTRA
By: Eyal Elmaliah	By: Bart Walstra
Title: Attoney-in-fact A	Title: Attoney-in-fact A

GREIF SERVICES BELGIUM BV
As Originators' Agent and Greif CC

/s/ TONY KRABILL
By: Tony Krabill
Title: Vice President and Treasurer
GREIF, INC.
As Performance Indemnity Provider

/s/ TONY KRABILL
By: Tony Krabill
Title: Vice President and Treasurer

- 4 -